SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                               March 21, 2002


                 CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
 ----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-32645               36-4459170
         ---------------            -----------------       ---------------
 (State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)               File Number)          Identification No.)


30 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000


                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 4.  Changes in Registrant's Certifying Accountant.

         On March 21, 2002, the Board of Directors of Chicago Mercantile Exchange Holdings Inc. ("CME Holdings"), the successor company of Chicago Mercantile Exchange Inc. (together with CME Holdings, the "Company"), adopted the recommendation of its Audit Committee that Arthur Andersen LLP ("Andersen") be replaced as CME Holdings' independent public accountants. A new firm of independent public accountants has not yet been engaged to act as CME Holdings' auditors. Andersen will continue to serve as the Company's auditors and will only be dismissed when the new firm has been identified and retained.

         During the two most recent fiscal years ended December 31, 2001, and through the date hereof, there were no disagreements between the Company and Andersen on any matter of accounting principles, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. The audit reports of Andersen on the consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

         CME Holdings has provided Andersen with a copy of the foregoing statements. A letter from Andersen stating its agreement with such statements is attached as Exhibit 16.

         During the Company's two most recent fiscal years ended December 31, 2001, and through the date hereof, there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.


Exhibit
Number        Description
-------       --------------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 28, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
                                      Registrant


Date:  March 28, 2002                 By:  /s/ David G. Gomach
                                           ----------------------------------
                                           David G. Gomach
                                           Managing Director and Chief
                                           Financial Officer